Exhibit 10.1

Execution Version

FOURTH AMENDMENT

TO THE

CREDIT AGREEMENT

dated as of April 13, 2016

among

ENERGEN CORPORATION,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

THE GUARANTOR SIGNATORY HERETO,

and

THE LENDERS SIGNATORY HERETO

FOURTH AMENDMENT TO

CREDIT AGREEMENT

This FOURTH AMENDMENT TO THE CREDIT AGREEMENT (this “Fourth Amendment”), dated as of April 13, 2016 (the “Fourth Amendment Effective Date”), is among ENERGEN CORPORATION, a corporation formed under the laws of the State of Alabama (“Borrower”); the undersigned guarantor (the “Guarantor”, and together with Borrower, the “Credit Parties”); each of the Lenders party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

Recitals

A. Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 2, 2014 (as heretofore amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.

B. The parties hereto desire to enter into this Fourth Amendment to amend the Credit Agreement as set forth herein.

C. The Lenders party hereto also desire to complete the April 1, 2016 Scheduled Redetermination as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended, effective as of the Fourth Amendment Effective Date, as follows:

2.1 Amendments to Section 1.02.

(a) Each of the following definitions set forth in Section 1.02 is amended and restated in its entirety to read as follows:

“Defaulting Lender” means, subject to Section 2.11(b), any Lender that (a) has failed to (i) fund its pro rata share of any Loans or participation in Letters of Credit required to be funded by it hereunder within two (2) Business Days of the date required to be funded by it hereunder or (ii) pay to the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit and Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the Issuing Bank or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, or assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower, the Issuing Bank, the Swingline Lender and each other Lender.

“LC Commitment” at any time means Fifty Million dollars ($50,000,000).

(b) Each of the following definitions is added to Section 1.02 in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the

European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2 Amendment to Section 2.07(e). Section 2.07(e) is amended by replacing the reference to “April 1, 2016” appearing in clause (y) of the third sentence of Section 2.07(e), with “October 1, 2016”.

2.3 Amendment to Section 2.11(a)(iv). The second sentence of Section 2.11(a)(iv) Agreement is amended and restated in its entirety to read as follows:

Subject to Section 12.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

2.4 Amendments to Section 9.12. Section 9.12 is amended by (a) replacing the period at the end of subsection (j) with “; and” and (b) adding the following new clause (k) to read in its entirety as follows:

(k) the sale or other disposition of all or a portion of the Oil and Gas Properties described on Schedule 9.12(k); provided that (i) such sale or other disposition is consummated prior to the delivery of the New Borrowing Base Notice for the Scheduled Redetermination scheduled to occur on or about October 1, 2016, (ii) no Default, Event of Default or Borrowing Base Deficiency exists before or after giving effect to such sale or other disposition and (iii) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of such Oil and Gas Properties sold or otherwise disposed of (as reasonably determined by a Responsible Officer of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect).

2.5 Amendment to Article XII. Article XII of the Credit Agreement is amended by adding a new Section 12.19 to read in full as follows:

Section 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.6 Amendment to Schedules. The Credit Agreement is hereby amended by adding a new Schedule 9.12(k) in the form attached hereto as Schedule 9.12(k).

Section 3. Borrowing Base Redetermination; Reduction of Aggregate Commitment.

3.1 Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Administrative Agent and the Lenders hereby agree that for the period from and including the Fourth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,050,000,000 (the “April 2016 Redetermination”). Administrative Agent, the Lenders and Borrower agree that the foregoing constitutes the April 1, 2016 Scheduled Redetermination and that this Fourth Amendment shall constitute the New Borrowing Base Notice with respect to such Scheduled Redetermination. Notwithstanding the foregoing, the Borrowing Base may be subject to further redeterminations and adjustments from time to time pursuant to Section 2.07 or Section 8.12(c). Notwithstanding anything to the contrary set forth in Section 2.07, the parties agree that the Oil and Gas Properties described on Schedule 9.12(k) are not included in the April 2016 Redetermination.

3.2 Concurrently with the April 2016 Redetermination, the Aggregate Commitment shall be reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) pursuant to Section 2.06(b)(iii), so that the Aggregate Commitment equals $1,050,000,000 (and Annex I is hereby deemed amended to reflect the reduction to each Lender’s Commitment and the Aggregate Commitment).

Section 4. Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:

4.1 Administrative Agent shall have received counterparts of this Fourth Amendment from the Credit Parties, the Required Lenders and the Issuing Bank.

4.2 Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Lenders of the effectiveness of this Fourth Amendment, and such notice shall be conclusive and binding.

Section 5. Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, the representations and warranties of Borrower and Guarantor set forth in each Loan Document are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such specified earlier date and (b) that as of the date hereof, no Default or Event of Default has occurred and is continuing or would result from this Fourth Amendment.

Section 6. Miscellaneous.

6.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

6.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party (in each case, as amended hereby), and (d) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Fourth Amendment.

6.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4 No Oral Agreement. This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

6.5 Governing Law. This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

6.6 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.7 Loan Document. This Fourth Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:	ENERGEN CORPORATION

	By:	/S/ CHARLES W. PORTER, JR.
	Name:	Charles W. Porter, Jr.
	Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	ENERGEN RESOURCES CORPORATION

	By:	/S/ CHARLES W. PORTER, JR.
	Name:	Charles W. Porter, Jr.
	Title:	Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Lender

	By:	/s/ Lila Jordan
	Name:	Lila Jordan
	Title:	Managing Director

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SYNDICATION AGENT:	BANK OF AMERICA, N.A.,

as Syndication Agent and Lender

	By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Managing Director

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	COMPASS BANK,

as Co-Documentation Agent and Lender

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Senior Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A.,

as Co-Documentation Agent and Lender

	By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	REGIONS BANK,
as Co-Documentation Agent and Lender

	By:	/s/ William A. Philipp
	Name:	William A. Philipp
	Title:	Managing Director

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

LENDERS:	MUFG UNION BANK, N.A.,
as Lender

	By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CIBC Inc.,
as Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:	/s/ Ryan Aman
Name:	Ryan Aman
Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BMO HARRIS BANK N. A.,
as Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

DNB CAPITAL LLC,
as Lender

By:	/s/ Asulv Tveit
Name:	Asulv Tveit
Title:	First Vice President

By:	/s/ Mack Lambert
Name:	Mack Lambert
Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

THE TORONTO DOMINION (NEW YORK) LLC,
as Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BOKF, NA DBA BANK OF OKLAHOMA,
as Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Nicholas Goss
Name:	Nicholas Goss
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

FIFTH THIRD BANK,
as Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SYNOVUS BANK,
as Lender

By:	/s/ Joseph Keener
Name:	Joseph Keener
Title:	Senior Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BARCLAYS BANK PLC,
as Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

MORGAN STANLEY BANK, N. A.,
as Lender

By:	/s/ Andrew Mellgard
Name:	Andrew Mellgard
Title:	Authorized Signatory

[SIGNATURE PAGE]

[FOURTH AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SCHEDULE 9.12(k)

Sales Pursuant To Section 9.12(k)

Those certain Oil and Gas Properties in the file named “DB - Bank_3-3-16_.zip” posted to the Energen Corporation 09/14 Syndtrak site on March 25, 2016 that can be accessed by changing the Select, Sort, Total Instructions in such file from “RA; RA_SELL_KEEP; is Null” to “RA; RA_SELL_KEEP; Sale”.